UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K
 ___________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2026 (July 22, 2026)
___________________________________
 Booz Allen Hamilton Holding Corporation
(Exact name of Registrant as specified in its charter)
___________________________________

Delaware			001-34972	26-2634160
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive,	McLean,	Virginia		22102
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	BAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Booz Allen Hamilton Holding Corporation (the “Company”) was held on July 22, 2026. The final voting results for each matter submitted to a vote of stockholders are set forth below.

Proposal 1: Election of Directors
Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Debra L. Dial	97,963,948	250,279	75,492	10,504,435
Michèle A. Flournoy	94,291,717	3,924,927	73,075	10,504,435
Mark Gaumond	96,437,138	1,776,651	75,930	10,504,435
Ellen Jewett	97,867,337	347,246	75,136	10,504,435
Gretchen W. McClain	96,865,682	1,349,396	74,641	10,504,435
Ryan P. Nolan	98,087,124	128,934	73,661	10,504,435
Robert C. O'Brien	97,459,800	756,226	73,693	10,504,435
Rory P. Read	97,410,668	804,137	74,914	10,504,435
Horacio D. Rozanski	96,247,662	1,993,581	48,476	10,504,435
William M. Thornberry	97,434,764	778,059	76,896	10,504,435

Proposal 2:    The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2027.

For	104,247,202
Against	4,501,720
Abstained	45,232

Proposal 3:    A non-binding advisory vote on the compensation program for the Company's named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.

For	95,020,050
Against	3,130,575
Abstained	139,094
Broker Non-Votes	10,504,435
Proposal 4:    A non-binding advisory vote on a stockholder proposal.

For	27,497,839
Against	70,657,524
Abstained	134,356
Broker Non-Votes	10,504,435
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Jacob D. Bernstein
Jacob D. Bernstein
Vice President, Deputy General Counsel and Secretary
Date: July 24, 2026